QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 2006, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-132860) and related Prospectus of Aventine Renewable Energy Holdings, Inc. dated June 1, 2006.

                      /s/ Ernst & Young LLP

St. Louis, Missouri
May 26, 2006

QuickLinks

Consent of Independent Registered Public Accounting Firm